Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) - State Administration of Taxation, PRC - Foreign Tax Authority ¥ in Thousands, $ in Thousands	Feb. 29, 2020 CNY (¥)	Feb. 29, 2020 USD ($)	Feb. 28, 2019 CNY (¥)
Deferred tax assets:
Net operating loss carry-forward	¥ 3,578	$ 512	¥ 4,056
Advertising expenses	2,982	427	3,652
Rental	2,744	393	1,976
Accrued expenses	6,748	965	1,250
Property and equipment, net	213	30	201
Allowance for doubtful accounts	244	35
Less: valuation allowance	(3,064)	(439)	(1,599)
Total deferred tax assets	13,445	1,923	9,536
Deferred tax liabilities:
Intangible assets	2,136	306	10,903
Total deferred tax liabilities	¥ 2,136	$ 306	¥ 10,903